Q2 2020 Earnings Summary August 10, 2020 Extended Stay America, Inc. ESH Hospitality, Inc.

important disclosure information This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements related to our expectations regarding our business performance, business strategies, financial results, liquidity and capital resources, capital expenditures, capital returns, Q3 2020 Outlook and Full Year 2020 Outlook, distribution policy, plans, goals, beliefs, business trends and future events, as well as the COVID-19 pandemic, its effects on the foregoing, government action taken in response to the pandemic and action that we have or plan to take in response to the pandemic and other non-historical statements, including statements relating to industry RevPAR trends. Forward looking statements involve known and unknown risks, uncertainties and other factors that may cause Extended Stay America, Inc.’s (“ESA”) and ESH Hospitality, Inc.’s (“ESH REIT,” and together with ESA, the “Company”) actual results or performance to differ from those projected in the forward-looking statements, possibly materially. For a description of factors that may cause the Company’s actual results or performance to differ from projected results or performance implied by forward-looking statements, please review the information under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” included in the Company’s combined annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 26, 2020 and other documents of the Company on file with or furnished to the SEC, including our combined quarterly report on Form 10-Q filed with the SEC on August 10, 2020. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, will have the expected consequences to, or effects on, the Company, its business or operations. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual results may differ materially and adversely from what is expressed, implied or forecasted by the Company’s forward-looking statements. This presentation includes certain non-GAAP financial measures, including Hotel Operating Profit, Hotel Operating Margin, EBITDA, Adjusted EBITDA, Funds from Operations (“FFO”), Adjusted Funds From Operations (“Adjusted FFO”), Adjusted FFO per diluted Paired Share, Paired Share Income, Adjusted Paired Share Income and Adjusted Paired Share Income per diluted Paired Share. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with U.S. GAAP, and to the Company’s combined annual report on Form 10-K filed with the SEC on February 26, 2020 for definitions of these non-GAAP measures. This presentation includes certain operating metrics presented on a comparable system-wide basis. The term “comparable system-wide” refers to hotels operated under the Extended Stay America brand, including those owned, franchised or managed by the Company, for both the full three and six months ended June 30, 2020 and 2019. For franchised or managed hotels, ESA earns certain fees based on a percentage of hotel revenues. 2

Q2 2020 Operating Results and Financial Highlights comparable system-wide revenue per available net income (loss) (in millions) room (“RevPAR”) $53.84 $59.7 $38.38 ($8.8) Q2 2019 Q2 2020 Q2 2019 Q2 2020 hotel operating margin1 adjusted FFO per diluted Paired Share1 54.4% $0.53 41.7% $0.17 Q2 2019 Q2 2020 Q2 2019 Q2 2020 adjusted EBITDA (in millions)1 adjusted Paired Share income (loss) per diluted Paired Share1 $153.6 $0.32 $74.4 Q2 2019 Q2 2020 ($0.04) Q2 2019 Q2 2020 1See Appendix for Hotel Operating Margin, Adjusted FFO per diluted Paired Share, Adjusted EBITDA and Adjusted Paired Share Income per diluted Paired Share reconciliations. 3

Significantly outperforming industry, segment and competitive set 1,2 3 • STAY’s 2020 RevPAR and occupancy compared to 2019 has held up significantly better than the industry and other mid-priced extended stay hotels since the pandemic began in the United States in March 20201,2 • STAY’s RevPAR Index3, already improving before COVID-19, has continued at very high levels months into the crisis 1 Total industry RevPAR numbers per STR, Inc. (“STR”), a CoStar Group Company, as reported at Hotel News Now. Mid-priced extended stay RevPAR per The Highland Group, Inc. (“Highland”) for average of reported April, May and June 2020. Neither STR nor Highland endorse the Company, nor any other operator of hotels, and the data provided by each such company should not be viewed as investment advice or as a recommendation to take a particular course of action. 2 Industry RevPAR numbers do not reflect hotel closures; industry revenue decline is steeper than RevPAR. 4 3 See Appendix for RevPAR Index definition and disclosure.

Well positioned in a challenging environment



STAY Occupancy by Week
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
7-Mar
14-Mar
21-Mar
28-Mar
4-Apr
11-Apr
18-Apr
25-Apr
2-May
9-May
16-May
23-May
30-May
6-Jun
13-Jun
20-Jun
27-Jun
4-Jul
11-Jul
18-Jul
25-Jul
1-Aug
8-Aug



STAY RevPAR by Week
$55.00
$50.00
$45.00
$40.00
$35.00
$30.00
7-Mar
14-Mar
21-Mar
28-Mar
4-Apr
11-Apr
18-Apr
25-Apr
2-May
9-May
16-May
23-May
30-May
6-Jun
13-Jun
20-Jun
27-Jun
4-Jul
11-Jul
18-Jul
25-Jul
1-Aug
8-Aug

- ✓ System-wide occupancy running higher than FY 2019 levels in recent weeks
- ✓ Majority of STAY's guests are driving to hotels; ~75% of locations are suburban
- ✓ STAY's guests average length of stay is ~30 nights vs ~2 nights for overall industry
- ✓ Current RevPAR levels generate positive cash flow, even with capital investments
- ✓ Full kitchen and refrigerator in room attract guests worried about COVID-19 exposure while traveling or with limited dining out options
- ✓ Very limited urban, group and in-bound international exposure; no hotels were closed during pandemic
- ✓ RevPAR has increased each week since mid-April

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Balance Sheet Update as of June 30, 2020 cash balance (in millions)1 $682 Q2 2020 maturity amount/ interest debt capitalization date millions2 rate Term Loan B 2026 $626 L + 2003 ESH REIT revolver 2024 $350 L + 200 ($350m) ESA revolver ($50m) 2024 $50 L + 225 total secured debt $1,026 senior unsecured notes 2025 $1,300 5.25% senior unsecured notes 2027 $750 4.625% preferred stock4 2020 $1 8.00% total unsecured debt $2,051 total company debt $3,077 • STAY repaid the $350 million ESH REIT Revolver in full since the end of Q2 with available cash on hand • Strong cash position and no significant debt maturities until May 2025 1 Includes restricted and unrestricted cash; does not include the repayment of ESH Revolver of $350 million. 2 Gross debt outstanding (excludes discounts and deferred financing costs). 3 $150m swapped to fixed LIBOR of 1.175% as of 6/30/20. 6 4 Mandatorily redeemable in November 2020.

Pipeline Update

Company Owned Pipeline & Recently Opened Hotels as of June 30, 2020

Under Option		Pre-Development		Under Construction		Total Pipeline		Opened YTD	
# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms
0	0	4	504	7	888	11	1,392	4	488

Third Party Pipeline & Recently Opened Hotels as of June 30, 2020

Commitments		Applications		Executed		Total Pipeline		Opened YTD	
# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms
27	3,348	4	464	27	3,184	58	6,996	2	205

- **3 ESA owned and 1 franchise owned hotel opened in 2Q 2020**

Definitions

Under Option	*Locations with a signed purchase and sale agreement*
Pre-Development	*Land purchased, permitting and/or site work*
Under Construction	*Hotel is under construction*
Commitments	*Signed commitment to build or convert a certain number of hotels by a third party, generally associated with a prior portfolio sale*
Applications	*Third party filed franchise application with deposit*
Executed	*Franchise and development application approved, geography identified and deposits paid, various stages of pre-development and/or under construction*

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Outlook Update1 Q3 2020 Comparable system-wide RevPAR % D: -21% to -18% Company owned RevPAR % D: -22% to -19% Adjusted EBITDA: $98 million to $105 million FY 2020 Capital expenditures: $160 to $190 million Depreciation expense: $198 to $203 million Net interest expense: $133 million 1Outlook for Q3 2020 and Full Year 2020 is as of August 10, 2020. Performance for the third quarter is subject to risks and uncertainties, in particular the ongoing impact of the COVID-19 pandemic, which could cause actual results to deviate materially and adversely from current trends and expectations. In such event, the Company does not expect to and undertakes no obligation to announce changes in 8 expectations prior to the announcement of actual third quarter results.

appendix

REVPAR INDEX RevPAR Index is stated as a percentage and calculated by comparing RevPAR for comparable system-wide hotels to the aggregate RevPAR of a group of competing hotels generally in the same geographic market. As such, the RevPAR Index is only a measure of RevPAR relative to certain competing hotels and not a measure of our absolute RevPAR or profitability. We subscribe to STR, Inc. ("STR"), an independent third-party service, which collects and compiles the data used to calculate RevPAR Index. We select the competing hotels included in the RevPAR Index calculation subject to STR's guidelines. The competing hotels included in STR guidelines will generally include certain hotels that are not considered part of the extended stay lodging segment of the hospitality industry and, instead, fall within the category of short-term stay hotels. STR does not endorse the Company, or any other company or operator of hotels, and STR data should not be viewed as investment advice or as a recommendation to take a particular course of action. 10

NON-GAAP RECONCILIATION OF NET (LOSS) INCOME TO HOTEL OPERATING PROFIT AND HOTEL OPERATING MARGIN FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2020 AND 2019

(In thousands)
(Unaudited)

Three Months Ended June 30, 2020	Three Months Ended June 30, 2019	Variance		Six Months Ended June 30, 2020	Six Months Ended June 30, 2019	Variance
$ (8,770)	$ 59,658	(114.7)%	Net (loss) income	$ (925)	$ 88,062	(101.1)%
(6,052)	11,198	(154.0)%	Income tax (benefit) expense	(4,942)	17,321	(128.5)%
33,621	29,766	13.0%	Interest expense, net	66,306	59,370	11.7%
(302)	(171)	76.6%	Other non-operating (income) expense	401	(349)	(214.9)%
(1)	(1)	–	Other income	(3)	(28)	(89.3)%
675	-	n/a	Impairment of long-lived assets	675	-	n/a
51,042	49,017	4.1%	Depreciation and amortization	101,562	97,795	3.9%
23,103	22,287	3.7%	General and administrative expenses	47,041	45,314	3.8%
1,636	2,001	(18.2)%	Loss on disposal of assets [1]	4,979	3,377	47.4%
(1,218)	(1,447)	(15.8)%	Franchise and management fees	(2,497)	(2,672)	(6.5)%
638	470	35.7%	System services loss, net	1,055	1,022	3.2%
$ 94,372	$ 172,778	(45.4)%	Hotel Operating Profit	$ 213,652	$ 309,212	(30.9)%
$ 219,851	$ 311,614	(29.4)%	Room revenues	$ 474,315	$ 578,660	(18.0)%
6,320	6,070	4.1%	Other hotel revenues	13,088	11,373	15.1%
$ 226,171	$ 317,684	(28.8)%	Total room and other hotel revenues	$ 487,403	$ 590,033	(17.4)%
41.7%	54.4%	(1270) bps	Hotel Operating Margin	43.8%	52.4%	(860) bps

[1] Included in hotel operating expenses in the consolidated statements of operations.

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NON-GAAP RECONCILIATION OF NET (LOSS) INCOME TO EBITDA AND ADJUSTED EBITDA FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2020 AND 2019

(In thousands)
(Unaudited)

Three Months Ended June 30, 2020	Three Months Ended June 30, 2019		Six Months Ended June 30, 2020	Six Months Ended June 30, 2019
$ (8,770)	$ 59,658	Net (loss) income	$ (925)	$ 88,062
33,621	29,766	Interest expense, net	66,306	59,370
(6,052)	11,198	Income tax (benefit) expense	(4,942)	17,321
51,042	49,017	Depreciation and amortization	101,562	97,795
69,841	149,639	EBITDA	162,001	262,548
1,864	2,147	Equity-based compensation	2,990	4,255
675	-	Impairment of long-lived assets	675	-
638	-	System services loss, net[1]	1,055	-
1,335	1,857	Other expense[2]	5,381	3,151
$ 74,353	$ 153,643	Adjusted EBITDA	$ 172,102	$ 269,954

[1] In light of the growth of our franchise business and in order to enhance comparability, effective January 1, 2020, the Company adopted the practice of other lodging companies with franchise businesses of excluding system services (profit) loss, net from Adjusted EBITDA; no adjustments have been made to prior period results. System services loss, net for the three and six months ended June 30, 2019, was $0.5 million and $1.0 million, respectively.

[2] Includes loss on disposal of assets, non-operating (income) expense, including foreign currency transaction costs, and certain costs associated with dispositions. Loss on disposal of assets totaled $1.6 million, $2.0 million, $5.0 million and $3.4 million, respectively.

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NON-GAAP RECONCILIATION OF NET (LOSS) INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS TO FUNDS FROM OPERATIONS, ADJUSTED FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS PER DILUTED PAIRED SHARE FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2020 AND 2019 (In thousands, except per share and per Paired Share data) (Unaudited) Three Months Ended Six Months Ended June 30, June 30, 2020 2019 2020 2019 Net (loss) income per Extended Stay America, Inc. common $ (0.07) $ 0.28 $ (0.04) $ 0.40 share - diluted Net (loss) income attributable to Extended Stay America, Inc. $ (12,363) $ 53,497 $ (7,809) $ 75,431 common shareholders Noncontrolling interests attributable to Class B 3,589 6,157 6,876 12,623 common shares of ESH REIT 49,429 47,655 Real estate depreciation and amortization 98,310 95,088 675 - Impairment of long-lived assets 675 - Tax effect of adjustments to net (loss) income attributable to (10,822) (7,482) (12,430) (14,882) Extended Stay America, Inc. common shareholders 30,508 99,827 Funds from Operations 85,622 168,260 $ 30,508 $ 99,827 Adjusted Funds from Operations $ 85,622 $ 168,260 Adjusted Funds from Operations $ 0.17 $ 0.53 per Paired Share – diluted $ 0.48 $ 0.89 Weighted average Paired Shares 177,844 188,813 outstanding – diluted 178,008 188,695 13

NON-GAAP RECONCILIATION OF NET (LOSS) INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS TO PAIRED SHARE (LOSS) INCOME, ADJUSTED PAIRED SHARE (LOSS) INCOME AND ADJUSTED PAIRED SHARE (LOSS) INCOME PER DILUTED PAIRED SHARE FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2020 AND 2019

(In thousands, except per share and per Paired Share data)
(Unaudited)

Three Months Ended June 30, 2020	Three Months Ended June 30, 2019		Six Months Ended June 30, 2020	Six Months Ended June 30, 2019
$ (0.07)	$ 0.28	Net (loss) income per Extended Stay America, Inc. common share - diluted	$ (0.04)	$ 0.40
$ (12,363)	$ 53,497	Net (loss) income attributable to Extended Stay America, Inc. common shareholders	$ (7,809)	$ 75,431
3,589	6,157	Noncontrolling interests attributable to Class B common shares of ESH REIT	6,876	12,623
(8,774)	59,654	Paired Share (Loss) Income	(933)	88,054
675	-	Impairment of long-lived assets	675	-
638	-	System services loss, net[1]	1,055	-
1,335	1,857	Other expense[2]	5,381	3,151
(573)	(291)	Tax effect of adjustments to Paired Share (Loss) Income	(720)	(493)
$ (6,699)	$ 61,220	Adjusted Paired Share (Loss) Income	$ 5,458	$ 90,712
$ (0.04)	$ 0.32	Adjusted Paired Share (Loss) Income per Paired Share – diluted	$ 0.03	$ 0.48
177,551	188,813	Weighted average Paired Shares outstanding – diluted	178,008	188,695

(1) In light of the growth of our franchise business and in order to enhance comparability, effective January 1, 2020, the Company adopted the practice of other lodging companies with franchise businesses of excluding system services (profit) loss, net from Adjusted Paired Share (Loss) Income; no adjustments have been made to prior period results. System services loss, net for the three and six months ended June 30, 2019, was $0.5 million and $1.0 million, respectively.

(2) Includes loss on disposal of assets, non-operating (income) expense, including foreign currency transaction costs, and certain costs associated with dispositions. Loss on disposal of assets totaled $1.6 million, $2.0 million, $5.0 million and $3.4 million, respectively.

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NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2019 (ACTUAL) AND 2020 (OUTLOOK) (In thousands) (Unaudited) Three Months Ended Three Months Ended September 30, 2020 September 30, 2019 (Outlook) (Actual) Low High $ 53,230 Net income $ 11,000 $ 44,000 36,535 Interest expense, net 33,000 33,000 10,501 Income tax expense (benefit)(1) (2,000) (26,000) 49,748 Depreciation and amortization 52,000 50,000 150,014 EBITDA 94,000 101,000 1,876 Equity-based compensation 1,700 1,700 2,679 Impairment of long-lived assets - - 1,756 Other expense(2) 2,300 2,300 $ 156,325 Adjusted EBITDA $ 98,000 $ 105,000 (1) The Q3-2020 Outlook with respect to income tax applies to absolute income tax expense (benefit) only. Due to (1) certain provisions of the CARES Act related to income tax relief, (2) a greater variability in quarterly forecasted results within the current year than in prior years and (3) a wider than usual range between the forecasted financial results of ESA, a taxable C-Corp, and ESH REIT, a non-taxable real estate investment trust (in each case due to the volatility in our performance caused by the COVID-19 pandemic), the Q3-2020 Outlook with respect to income tax does not apply to, or provide an outlook with respect to, the Company's effective tax rate or range of effective tax rates for either the three months ended September 30, 2020, or the year ended December 31, 2020. (2) Includes loss on disposal of assets, non-operating expense (income), including foreign currency transaction costs, and certain costs associated with dispositions. 15